

MOLECULIN









August 2025
Corporate Presentation







Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. We will require significant additional financing, for which we have no commitments, in order to conduct our clinical trials as described in this presentation, and the milestones described in this presentation assume our ability to secure such financing on a timely basis. Additionally, our ongoing need for securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.

Recent Developments

Relapsed or Refractory Acute Myeloid Leukemia

- ✓ Enrollment and dosing underway in Phase 3 clinical trial, MIRACLE, evaluating Annamycin (naxtarubicin) in combination with cytarabine (AnnAraC) for the treatment of R/R AML
  - ✓ Multination trial with active sites in the United States, Europe, Ukraine and Georgia
  - ✓ First patient treated in March 2025 – 30+ sites selected for Part A as of May 30, 2025
  - ✓ Multiple near-term unblinded data readouts expected: 45 subjects 2H 2025; 75-90 subjects 1H 2026
  - ✓ World Health Organization approved "naxtarubicin" for the non-proprietary name for Annamycin
  - ✓ Bolstered Annamycin intellectual property portfolio with granting of two new U.S. patents

Soft Tissue Sarcoma (STS) Lung Mets

- ✓ Encouraging data demonstrated from MB-107 trial with final data readout reported
  - ✓ Previously completed enrollment in the Phase 2 portion of its U.S. Phase 1B/2 clinical trial
  - ✓ Orphan Drug Designation from the FDA
  - ✓ Expect to identify next phase of development in near term

Liver Cancer

- ✓ Presentation of encouraging preclinical data for Annamycin, which demonstrated significant efficacy against various primary and metastatic liver cancers

Technology Portfolio

Program	Indication	IND/CTA – Phase 3
Annamycin Next-Gen Anthracycline	R/R AML	Miracle: Adaptive Phase 2B/3 Active
	STS Lung Mets	2 Trials - 1 Closed; 1 Not Recruiting; P3 Ready
	Pediatric R/R AML	Received Positive FDA Feedback, Start of Phase 2B/3 Trial Expected 2027
WP1066[1] STAT3 Inhibitor	Adult GBM	NU IIT with Radiation Active; P2 Active
	Pediatric Brain Tumors	Emory IIT P1 Closed;P2 Planning
WP1122 Anti-Metabolite	GBM; Virology	IIT P2 Ready/ Add'l Preclinical Work

2H 2025
Data readout (n=45) unblinded recruited efficacy/safety review

Investigator-initiated funded development targeted or underway

1. This is the oral formulation. WP1066 IV formula has preclinical work being performed at Emory ITT.
All technology derived from or jointly developed with MD Anderson Cancer Center (Houston)

MOLECULIN

Opportunity for Market Cap Breakout

Annamycin: Disruptive Technology – Unique, patented, non-cardiotoxic, overcomes multidrug resistance; addresses huge unmet need; other potential cancer targets; potential for multiple cycles

Annamycin: Clinically Advanced – Phase 2 efficacy significantly better than any 2L therapy ever approved; Phase 3 global trial based on FDA guidance with low approval bar; data readouts in 2H25 and mid-26

Diverse Pipeline – Additional oncology/viral drug candidates w/ successful Phase 1 trials being funded by investigator-initiated studies

Deep Management Bench – 200 years of biotech experience; multiple FDA approvals

Our Team



Walter V. Klemp
Founder, President, CEO and Chairman



Donald Picker, PhD
Chief Scientific Officer



Jonathan P. Foster
Executive VP & Chief Financial Officer



Dr. John Paul Waymack
Senior Chief Medical Officer



Robert Shepard, MD, FACP
Medical Advisor



Wolfram C. M. Dempke, MD, PhD, MBA
European Medical Advisor



Adriano Treve
Strategic Advisor

7 FDA Approvals

2 Big Pharma Exits

14 Moleculin Clinical Trials

~$1 Million in Management Investment in MBRX

200 Years of Combined Drug Development Experience



Annamycin:
A New Disruptive Tool for Second Line AML and Beyond



Annamycin Performance in R/R AML

CR[1]	50%
CRc[1]	60%
OS[1]	~11 months+
Durability CR's[2]	~10 months+
MRD Negative[3]	75%
BMT[3]	50%

The primary endpoint for the MIRACLE trial is CR. Efficacy in our MB-106 single arm trial with Annamycin plus Cytarabine for for the treatment of AML is shown at left. It is widely recognized that the majority of 2L AML patients are underserved by available approved therapies and that better options are needed for this unmet need.

Note: Annamycin in combination with Ara-C (AnnAraC); see MB-106 data in following slides

1 – Median; 2L subjects (n=10) 2 – Median; 1-3L CR's (n=8). Durability for CRc is ~6 mos (n=9). 3 – CR or better responders (n=8).
All – As of June 30, 2025. Data is preliminary subject change and subject to final Clinical Study Report.

MOLECULIN

Annamycin Attributes

Non-Cardiotoxic

Zero cardiotoxicity per independent expert (84 subjects reviewed to date)

Patients treated up to 5x FDA lifetime max for Dox

Enables repeated cycles and consolidation

Avoids Cross Resistance

with currently prescribed anthracyclines, Ara-C and Venetoclax in preclinical models

Composition of Matter Patents thru 2040 in US & EU

- More potent than Dox in most tumor models
- Significantly lower incidence (10%) of alopecia vs Dox (60-100%)
- Unique multilamellar lipid formulation
- No vesicant activity (safer to handle and administer, no need for a central venous catheter)
- P2B/3 AML trial allowed to run in the US, EU & Non-EU countries
- Developed in collaboration with and licensed from MD Anderson
- NCE with orphan drug and fast track status

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject to change; 3) Refer to Form 10K for FYE 2024 for discussion on non-cardiotoxic preclinical and clinical data to date. Our Expert continues to note no evidence of cardiotoxicity in our clinical data to date.

Approved Therapies Leave an Unmet Need in ~60% of AML Patients[1]


50%
+ Fit?
50%
7+3
(or other)
+ 36%[2]
32%
31%
Ven-Aza
(or other)
+ 37%
18%
Targeted
+13%
19%
BMT/
Remission
+ 80%
4%
4%
BMT/
Remission
+ 80%
8%
@
+80%
58%
Unmet Need
14%
7%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	55%-65% Eligible
Durable CR%	36%[2]	37%	~21%
All AML benefit[3]	14%	15%	7%
Critical characteristics	Cardiotox; de novo/acquired resistance	Still leaves significant unmet need	Limited to certain gene mutations

Notes: 1. Management estimates; 2. Net of relapse, Management estimate, varies depending on study; 3. % of AML population sustaining durable positive outcome via BMT or remission, allowance made for other therapies where appropriate in the percentages shown

MOLECULIN

MB-106 (Annamycin + Ara-C (AnnAraC); n=22)

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	2nd & 3rd Line Combined
Subjects Evaluable to Date	22	4	**10**	14
Subjects Evaluable Not Dosed per Protocol	2	0	**1**	1
Median Age - Years (Range)	67.5 (19-78)	56.5 (19-69)	**71 (53 - 78)**	69.5 (53-78)
Complete Remission (CR)	**8 (36%)**	**2 (50%)**	**5 (50%)**	**6 (43%)**
Complete Remission Composite (CRc)	9 (41%)	2 (50%)	**6 (60%)**	7 (50%)
Partial Response (PR)	2	0	**1**	2
BMT to Date	4	1	**2**	3

Notes: 1) As of June 30 2025. Data from MB-106 are for intent to treat subjects who had efficacy determined (n=22); 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

MOLECULIN

AnnAraC Should Increase 2nd Line AML CRs 2-Fold or More[1]


~13% of 2L AML Patients Expected to Achieve CR w/ approved therapies
60%
50%
40%
30%
20%
10%
0%
21%
5.8%
19%
2.3%
22%
1.7%
32%
2.4%
13%
1.3%
14%
4.9%
18%
18.0%
50%
50.0%
Gilteritinib (Xsopata) (FLT3)
Enasidenib (Idhifa) (IDH2) 2
Ivosidenib (Tibsovo) (IDH1) 2,5
Olutasidenib (Rezlidhia) (IDH1) 2,5
Gemtuzumab (Mylotarg) (CD33) 2
Ziftomenib (NPM1/ KMT2Ar) 2
Ara-C (HiDAC) 3
AnnAraC (Anna+AraC) (2nd Line) 4
CR 6
Prevalence Weighted Benefit 7 (CR rate x Eligibility)

See Appendix for Notes

MOLECULIN

AML Key Opinion Leaders' Support for Annamycin



"The preliminary clinical activity of Annamycin in heavily pretreated, relapsed/refractory AML patients who had progressive disease following Ara-C and VEN is very exciting and would provide a much-needed treatment option for other patients who otherwise have very poor outcomes. Having a drug that can overcome these resistance pathways and provide a benefit in these high-risk patients, while not doubling-up on toxicities could truly be a game-changer."[1]

Giovanni Martinelli, MD, University of Bologna, Lead of the EU financed program IMPACT-AML and member of the Moleculin Scientific Advisory Board



"Annamycin combined with Ara-C could significantly advance the standard of care and provide better outcomes for these high-risk patients. I am excited to be a part of the next step in the development of this important asset[2]…. This is very striking data, and what is interesting it holds up for patients who had Venetoclax based treatments but also patients who have chemotherapy. We are involved in a large number of new agents and the data that is shown here is always inferior to these really incredibly high response rates to Annamycin."[3]

Michael Andreeff, MD, PhD, Professor of Medicine, Department of Leukemia, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center and a member of the Company's Scientific Advisory Board



"The latest preliminary AML data suggest that Annamycin could result in a promising new treatment for AML. I am excited to work alongside the Moleculin team to continue advancing its development and further explore its potential to address these areas of significant unmet need."[4]

Martin Tallman, MD, Internationally Renowned Clinical Investigator whose Discoveries have Fueled the Progress of Leukemia-Targeting Therapies



"Definitely there is unmet need, and we have to remember that more than 50% of patients are still dying from AML despite all the recent advances. And the situation is more grim in the relapsed/refractory setting, where if you don't have a targetable mutation, then your only chance for cure is bone marrow transplant. So, the exciting idea about a new anthracycline without cardiotoxicity is extremely important, and especially where Venetoclax might fail."[5]

Mohamad Cherry, MD, Medical Director of Hematology at Atlantic Health System

1. Moleculin. (2024, December 11). *Moleculin Announces Online Publication of Preclinical Data Demonstrating Significant Activity of Annamycin in Venetoclax Resistant AML Model* [Press Release]
2. Moleculin. (2024, November 18). New Findings Show Moleculin's Annamycin Overcomes Resistance to Venetoclax in AML [Press Release]
3. Andreeff, M. (2024, May 7). Acute Myeloid Leukemia (AML) Clinical Day. [Video]. Moleculin Biotech, Inc.
4. Moleculin. (2024, May 1). Moleculin Announces Formation of Scientific Advisory Board to Support Development of Annamycin [Press Release]
5. Cherry, M. (2024, October). Moleculin Biotech KOL Event. [Video]. Moleculin Biotech, Inc.

MOLECULIN

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation

FDA Established Pathway to Approval

AnnAraC v. HiDAC[1]	3 Arm w/ 2 Early Data Readouts	CR = Primary Endpoint	SoC Post R/R Either Arm
Compare Annamycin + HiDAC (AnnAraC) v. HiDAC alone	Adaptive trial design per Project Optimus[2] determines Part B dose	Primary Endpoint is Complete response after ~35 days (OS is secondary)	Standard of Care available to all R/R subjects post initial treatment

Met with the FDA in summer 2024 for an End of P1B/2 Meeting which assisted with development of the MIRACLE trial. FDA agreed that MB-106 demonstrated no cardiotoxicity.

Notes: 1 – High-Dose Ara-C (2 gm/m²/day for 5 days); 2 – See Project Optimus slide in Appendix

Adaptive Trial Design

MiRACLE

Moleculin R/R AML AnnAraC Clinical Evaluation

Part A

Adult R/R AML
2nd Line
n=~75-90
randomize 1:1:1

Annamycin
190 mg/m² + HiDAC
(n=30)

Annamycin
230 mg/m² + HiDAC
(n=30)

Control Arm
HiDAC + placebo
(n=30)

2 Unblinded Data Readouts

Establish Optimum Dose*

*Criteria:
- Efficacy
- Safety
- Tolerability

Part B

Adult R/R AML
2nd Line
n=222
randomize 1:1

Annamycin Optimum Dose + HiDAC
(n=141)
Pooling of Part A (30) and Part B (111)

Control Arm
HiDAC + placebo
(n=141)
Pooling of Part A (30) and Part B (111)

Doses and adaptive design recommended by FDA in end of Phase 1B/2 meeting; Primary Endpoint = CR rate at ~1 month; US IRB approved; may reduce Part A to 75 subjects if dose optimization possible at first unblinding (n=45)

Note: The clinical trial approval with EMA was granted under the condition that the Company present results of appropriate nonclinical GLP studies before initiating the Phase 3 portion (Part B) of the study. Results will be submitted as a substantial modification to the existing approved protocol.

MOLECULIN

Potential Accelerated Timeline


2025
2026
2027
Part A (n=~90; 3 arm; 1:1:1)
Part B (per protocol; n=~222; 2 arm; 1:1)
Data Readout @ n=45
Type A
Part B (amended n=~120; 1 arm)
Rolling NDA
If Part A meets high end of expectations, we may be able to shorten Part B to single arm safety/DEI only
Drug approval process could start as early as 2026

Note: NDA rolling process length dependent upon level of funding of CMC and supporting NDA data efforts.

MOLECULIN

Part A & B
Total ~45 sites targeted

- Sites Open
- Completed Regulatory
- Additional Targeted

Updated: 8/5/25

MiRACLE
Molecul**in** **R**/R AML **A**nnAra**C** **C**linical **E**valuation

Site Selection is Moving Quickly



Targeted Sites
Sites Expected to Open Q3
Part A
~5+ sites
Part A
~30 sites
1 recruiting
Ukraine
Georgia
Part B
~10 sites
Part B APAC Rim
~10 sites

Consistent feedback from face-to-face meetings with over 30+ potential investigators: *"Annamycin is desperately needed to fill the unmet need for R/R AML despite advancements with targeted therapies."*

Competing R/R AML trial in the EU is a 2nd and 3rd line basket trial of high intensity vs low intensity regimens

MOLECULIN

MB-107 STS Lung Mets w/ Annamycin Summary*

*Per final clinical study report



MB-107 Overview

LIPOSOMAL ANNAMYCIN (L-ANNAMYCIN)[1], MB-107 – PHASE 1B/2 STUDY OF LIPOSOMAL ANNAMYCIN (L-ANNAMYCIN) IN SUBJECTS WITH PREVIOUSLY TREATED SOFT TISSUE SARCOMAS WITH PULMONARY METASTASES

A multi-center, open-label, single-arm study that in Phase 1B determined the Maximum Tolerable Dose and recommended Phase 2 Dose *("MTD", "RP2D" respectively) and safety of L-Annamycin and in Phase 2 explored the efficacy of L-Annamycin as a single agent for the treatment of subjects with Soft Tissue Sarcoma (STS) with lung metastases ("STS Lung Mets" ,"Advanced STS") for which chemotherapy was considered appropriate.*


Phase 1b
19 subjects
Dose range:
210 - 390
mg/m²
RP2D
established:
330 mg/m²
Phase 2
17 subjects
treated at
RP2D

Total n=36, with n=32 evaluable for PFS (4 lost to follow up or withdrew)

1 – Also known as "Annamycin" and "Naxtarubicin".
Source: Table 5 of Clinical Study Report ("CSR")

MOLECULIN

Median OS Outperforming in STS Lung Mets

Meta Analysis of 10 Studies and 2,267 Subjects*
(Range of Salvage Therapies)

MB-107 (n=36)
(Annamycin)

2nd Line		7th Line
SoC	Experimental	MB-107 (Annamycin)
8-12 Months	13.4 Months	13.5 Months

Annamycin delivering better performance 7th line than would be expected even in 2nd line for monotherapy

*Comandone A, et al; "Salvage Therapy in Advanced Adult Soft Tissue Sarcoma: A Systematic Review and Meta-Analysis of Randomized Trials"; The Oncologist 2017;22:1518–1527

PFS and OS Improved in Dose Dependent Manner

Responders (SD or PR) after 2 cycles showed improvement in OS and PFS


Median PFS (Days)
Median OS (Months)
63
n=32
122
CBR after 2 cycles n=18
127
≤ 2 prior lines n=7
13.5
n=32
19.7
CBR after 2 cycles n=18
19.9
≤ 2 prior lines n=7
210-390 mg/m2, Median 6 prior lines
≤ 330 mg/m2
210-390 mg/m2, Median 6 prior lines
≤ 330 mg/m2

≤330 mg/m2 and ≤2 prior lines of therapy showed improvement in OS and PFS

MOLECULIN

The Full Annamycin Opportunity[1]

Potential for Significant Upside



13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
OS rivaling 1st line in median 7th line STS subjects2
20x Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

MOLECULIN

1 - Per management's estimates; 2 - Preliminary and subject to final clinical study report

Corporate



Financials

Nasdaq: MBRX

~Runway into the 4th Qtr. 2025[1] with $7.6M Q2-25 Cash Balance[2]

~$20.4M Market Cap[3]

30.3M Shares O/S[4]

~5.4M – Daily Trading Vol.[5]

Mgt has reduced overhead, pushed CMC projects into 2026, and engaged with institutions for IIT programs for preclinical and clinical activity for non-Annamycin programs which reduces projected cash needs in 2025 to ~$5 million per quarter while accelerating Phase 3 data readouts.[1]

1: Based on management's current estimates of operations. 2: Cash on hand as of June 30, 2025; 3: As of August 14, 2025 with $0.64 closing price and shares o/s of 30.2M shares; 4: As of August 5, 2025; 5. As of August 14, 2025 – 3 mo. l avg. per iHUB.

MOLECULIN

Upcoming Milestones

Annamycin AML

- **2H 2024**
  - ✓ Begin contracting with MIRACLE trial sites
- **1Q 2025 3Q 2025**
  - ✓ Update on site selection/ approvals by countries
- **2025**
  - ✓ Medical conference posters/presentations
  - ✓ Q1- First subject treated in MIRACLE trial
  - Recruitment update
  - Updates on recruitment; FPT in US and EU
- **2H 2025**
  - Data Readout (n=45) unblinded efficacy/safety review
- **2H 2025-2026**
  - Impact of data readout (n=45) on regulatory pathway; Recruitment Update
- **1H 2026**
  - Data Readout (n=~75-90) unblinded and Optimum Dose set for MIRACLE trial
- **2027**
  - Begin enrollment of 3rd line subjects in MIRACLE2
  - Enrollment ends for 2nd line subjects
- **2028**
  - Primary efficacy data for 2nd line subjects; Rolling NDA submission begins

Annamycin STS Lung Mets

- **June 2025**
  - Final MB-107 Data Readout
- **2025**
  - Identify Next Phase of Development / Pivotal IIT Program

Opportunity for Market Cap Breakout

	Approved		Phase 2 Complete				
	1st Line		2nd Line				
	Jazz	AbbVie	Servier	Kura[1]	Syndax[1]	JNJ[1]	Moleculin
	Vyxeos	Ven-Aza	Idhifa/Tibsovo	Ziftomenib	Revumenib	617	Annamycin
N	153	286	199/174	20	57	17	10
CR	**38%**	**37%**	**19%/25%**	**35%**	**18%**	**24%**	**50%**
CRc	48%	64%	23%/33%	40%	25%	47%	60%
AML Population	50%	50%	15-23%	30%[2]	24%[2]	30%[2]	60%
Revenue[3]	$128M	$2B	~$150M				
Valuation	**$1.5B** **Exit[4]** (Acquisition of Celator, 2016)	**N/A**	**$2B** **Exit[5]** (Acquisition of Agios, 2021)	**~$.8B** **Market Cap[6]**	**~$1.5B** **Market Cap[6]**	**N/A**	**~$.024B** **Market Cap[6]**

Lost half its value as targeted license deal less than anticipated

1. All three are pursuing essentially the same patient population; best overall performance from either NPM1 mutation or KMT2A rearrangement cohorts; 2. Limited to 2nd Line due to low CRc performance; 3. Jazz and AbbVie revenue per SEC disclosure, Servier revenue per Management estimate based on Agios revenue disclosure for Tibsovo sales and Idhifa royalties; 4. Company press release - https://investor.jazzpharma.com/news-releases/news-release-details/jazz-pharmaceuticals-and-celator-pharmaceuticals-announce; 5. Company press release - https://servier.com/wp-content/uploads/2022/11/servier-completes-acquisition-agios-oncology-business_PR.pdf; 6. See Corporate slide.

MOLECULIN

Appendix



AML Clinical History

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m^2	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• n = 7 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• n = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m^2 (RPD2) cohort = 65 years • 80% ORR in 240mg/m^2 Cohort (N=5) • Trial location - Poland	• n = 22 (0-6 prior lines), n = 10 (1 prior line) • All subjects (n=22) 41% CRc • 2nd Line (n=10), 60% CRc, 50% CR • Median age all subjects = 69 • Trial location – Poland & Italy • "3+5" therapy
Key Findings		
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m^2 cohort	• Positive correlation between response rate and dose	• Median overall survival: 2nd line = ~11 mos (n=10) • Median durability CR's: ~10 months and increasing (n=8) • Strong efficacy signal even where Ven-HMA has failed
Regulatory Significance		
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CR = BMA <5%. MB-106 data are preliminary and subject to change.
"ITT" = Intent to treat.

MOLECULIN

MB-106: Durability, MRD, Prior Therapies - CR/CRi

Preliminary



2
Days
100
200
300
400
>600
>700
Prior Therapy
MRD
BMT
1 CR 6
1 CR 3
1 CR 4
1 CR 4
0 CR 5 4
1 CRi 4
1 CR
2 CR 5
0 CR
~10 mos+ median durability for CRs
~11 mos median OS+ for all 2L
75% of CRs MRD negative
50% of CRs bridged to BMT
= Durability of Remission
= Overall Survival
= Continuing
= Prior Lines of Therapy
= See Notes Below
7+3
VenAza
Other
Pos
Neg

1) MB106 data are preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites. 3) Progression based on circulating blasts. Achieved CR with BMT afterward. Relapsed post BMT and died of infection. 4) Subjects did not receive SOC for infection and succumbed to infection. 5) Subjects comprise median durability for CRs. Subject #9 is ongoing thus CRs' durability is increasing. 6) Subject relapsed and was treated under compassionate use and achieved another CR and remains on follow-up on OS.

As of July 15, 2025

MB-106 Response by Genotype and Mutation


TF's or PR
CRc's
0 of 1
2 of 3
1 of 3
2 of 2
1 of 1
3 of 3
0 of 0
0 of 0
1 of 1
0 of 0
0 of 2
1 of 9
Q31 CHRM
Complex Karyotypes
KMT2A
RUNX1/1T1
SF3B1
ASXL1
CD33
FLT3
IDH2
IDH1
TP53
None/Not tested
8
6
4
2
0
2
4

89% (n=9) of CRc responses came from subjects with "generally poor prognosis cytogenetics and mutations"

Annamycin appears to be "genotype/mutation agnostic"

Note – n=20; Some subjects had multiple mutations or abnormalities, hence totals of treatment failures (TF), partial remissions (PR) or composite complete remissions (CRc) do not equal totals for each response category – TF's/PR's, or CRc's; Data are anecdotal only and not intended to indicate statistical significance. Not all mutations/subjects were tested.

MOLECULIN

MB-106: AnnAraC 2L Efficacy in Venetoclax R/R Patients

Venetoclax regimen failure leaves patients with dismal options

Age	Relapsed or Refractory	Ven-Aza/ Ven-Dec Best Efficacy	Ven-Aza/ Ven-Dec Cycles (months)	AnnAraC Cycles	AnnAraC Efficacy	Overall Survival (months)
78	Relapsed	PD	17	3	CR	24.9+
64	Refractory	SD	2	1	CR	14.1
64	Relapsed	CR	2	2	CRi[1]	3.2
75	Refractory	PR	6	1	PD	2.0
75	Relapsed	CR	Unknown	0	Allergic[2], PD	NA[2]

AnnAraC 40% CR rate and 60% CRc rate in Venetoclax R/R AML

Recent study[3] of Ven-HMA failures in 1L patients:

- *Dismal outcomes upon failure - OS median for R/R AML post Ven regimens is 2.4 months*
- *R/R that received salvage therapy (n=24) attained CRc 12.5% and CR 4%*

AnnAraC > 4x better by comparison

Kura (Ziftomenib) just announced 36% CRc rate in Ven failures (non-ITT, combined with Ven, n=14) and did not disclose CR rate[4]

1 – Subject succumbed to an infection that, upon review, could have been avoided with proper standard of care infection prophylaxis
2 – Subject had allergic reaction to Annamycin and therefore did not receive a full treatment cycle; 1st such reaction in approximately 100 patients treated
3 – A. Maiti, C. Rausch, J. Cortes, Et al., "Outcomes of relapsed or refractory acute myeloid leukemia after frontline hypomethylating agent and venetoclax regimens, Haematologica online, vol. 106 No.3 (2021)
4 – Kura Oncology; data presented at the 2024 American Society of Hematology (ASH) Annual Meeting

Notes

1. This chart compares Complete Response (CR) rates as submitted for FDA approval for existing 2nd line therapies (as single agents) to preliminary CR data for AnnAraC (the combination of Annamycin and Ara-C); Note: these data are from separate clinical trials with differing protocol designs and should not be considered direct comparisons. For example, existing therapies were tested in and approved only for those subjects with corresponding mutations, whereas AnnAraC data are for all relapsed/refractory AML subjects regardless of gene mutations. Mylotarg data are adjusted for subsequent studies showing reduced relevance of limited CD33 expression.
2. Not approved in EU; US approval only; Kura has filed for approval of Ziftomenib in the US.
3. High-Dose Ara-C: Mirros Trial, 81% 2nd line patients; 17% CR, within 56 days, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, 18% CR rate within 120 days, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20
4. AnnAraC studied in all-comer r/r AML subjects (n=22) with data stratified for 2nd line (n=10); data preliminary and subject to change.
5. Assumes each drug targeting IDH1 achieves its respective CR number independent of the other (i.e., no cannibalization between drugs).
6. CR numbers for FDA approved second line therapies: F Thol et al; How I treat refractory and relapsed acute myeloid leukemia; Blood; 4 January 2024; Volume 143, Number 1. Note: some trials, including AnnAraC included patients with more than one prior lines of therapy.
7. CR rate multiplied by % of AML population presenting with targeted mutation (example: Gilteritinib achieved 21% CR rate in FLT3 subjects, which mutation is present in 27.5% of AML population, hence 21% x 27.5% = 5.8% of the total AML population are expected to achieve CR with this therapy).

Annamycin: A Next-Generation Anthracycline


Annamycin
Epirubicin
Idarubicin
Doxorubicin

Unique new structure:

- Incorporates key structural elements of 3 different clinically used anthracyclines, plus
- The 3'-deamination and introduction of iodine at C-2

Result:

- Elimination of cardiotoxicity
- Overcomes MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- **Improved tissue and organ distribution**
- **Active against leukemias resistant to:**
  - a) **clinically use anthracyclines**
  - b) **Ara-C**
  - c) **Venetoclax**

Eliminating Cardiotoxicity


FDA Lifetime Limit
65% Cardiac Event
Level
100% Cardiac Event
Level
>8% Heart Failure
>3000mg/m²
0%
Cardiac
Events
550mg/m²
850mg/m²
Currently Prescribed Anthracyclines
Annamycin

Zero Cardiotoxicity in ~100 Patients Treated

- *Includes Echo, GLS and troponin evaluation*
- *Independent review by Cleveland Clinic and FDA[1]*
- *81 subjects taken over lifetime limit; up to greater than 3000 mg/m²*

Treated up to 5x the lifetime limit

Source Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; Preliminary clinical studies from Moleculin. 1 – based on evaluation of first 85 patients treated demonstrated zero cardiac events related to Annamycin

FDA Recommended Model Shows Annamycin's Lack of Cardiotoxicity


% of Mice with Heart Lesions
100
0
100
25
0
Control
Doxorubicin
Free Annamycin
L-Annamycin
Dose (%LD10)
50
50
50
6 weekly IV injections
43
60
100
8
7
0
Doxorubicin
L-Annamycin
20
30
40
20
30
40
10 weekly IV injections

The gold standard preclinical Bertozolli model for measuring cardiotoxicity shows Annamycin is effectively non-cardiotoxic when compared with doxorubicin.

Free Annamycin (API only) is substantially less cardiotoxic than doxorubicin and L-Annamycin (as formulated) is essentially non-cardiotoxic.

MOLECULIN

Annamycin Synergizes with Ara-C in Increasing Survival in Highly Aggressive p53-null, FLT3 mutated AML Model



Analysis of Minimal Residual Disease (MRD)
L-ANN Day 36
L-ANN+ ARA-C Day 36
Bone marrow
Spleen
Lungs

	Median survival	P vs vehicle	P vs ARA-C	P vs L-Ann
vehicle	14	-	0.6	
ARA-C	17	0.6	-	<0.0001
L-ANN	34.5	<0.0001	<0.0001	-
L-ANN + ARA-C	58	<0.0001	<0.0001	<0.0001



Percent survival
Time, days
Day 36
Vehicle
L-ANN 4 mg/kg
ARA-C 50 mg/kg
L-ANN + ARA-C

MOLECULIN

Performance of AML Therapies in 2nd Line

CLAVELA: International Randomized Phase III Study of Elacytarabine Versus Investigator Choice in Patients with Relapsed/Refractory Acute Myeloid Leukemia

381

R/R AML subjects

Elacytarabine

(compared with)

7 different NCCN recommended therapies

Therapies compared:

- high-dose cytarabine (HiDAC)
- MEC
- FLAG/FLAG-Ida
- low-dose cytarabine
- hypomethylating agents
- hydroxyurea
- supportive care

Results: There were no significant differences in OS (3.5 v 3.3 months), response rate (CR = 15% v 12%) between the elacytarabine and control arms, respectively. There was no significant difference in OS among any of the investigator's choice regimens.

Gail J. Roboz, Todd Rosenblat, Martha Arellano, Marco Gobbi, Jessica K. Altman, Pau Montesinos, Casey O'Connell, Scott R. Solomon, Arnaud Pigneux, Norbert Vey, Robert Hills, Tove Flem Jacobsen, Athos Gianella-Borradori, Øivind Foss, Sylvia Vetrhusand, and Francis J. Giles, J Clin Oncol 32:1919-1926. © 2014 by American Society of Clinical Oncology

MOLECULIN

AnnAraC Demonstrated Superior Complete Remission (CR) Rate Compared to Current Standard of Care



Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
n=149
(@ 56 days)
18%
n=157
(@ 120 days)
36%
n=22
43%
n=14
50%
n=10
(@ 49 days)
HiDAC 1
Mirros Trial
HiDAC 2
Classic I Trial
AnnAraC 3
All-Comers
AnnAraC 3
2nd + 3rd Line
AnnAraC 3
2nd Line

Annamycin NDA to be based on CR rate in 2nd line subjects at ~1 month

1 – Mirros Trial, 81% 2nd line patients; 17% CR, within 56 days, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, 18% CR rate within 120 days, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10, within 49 days), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

MOLECULIN

WP1066 Update

Clinical Trial with WP1066 at Northwestern University

- Externally funded Phase 2 trial of oral WP1066 in combination with radiation treating glioblastoma (GBM), a form of brain cancer
- Northwestern is actively enrolling subjects with 7 recruited dosed to date
- Minimal investment from Moleculin - supplying drug product

Preclinical Studies with WP1066 IV Formula at Emory University

- Evaluating various WP1066 IV formulations in preclinical studies with the goal of selecting the best molecule to move into a clinical
- Study drug was delivered in April 2025
- Results from such studies expected in the second half of 2025

Science Advisors



Waldemar Priebe, PhD
MD Anderson Cancer Center
Founding Scientist & SAB Chair

Dr. Daniel Von Hoff
Mayo Clinic



Hematology Oncology



Dr. Martin Tallman
Northwestern University

Dr. Jorge Cortes
Augusta University





Dr. Michael Andreef
MD Anderson Cancer Center

Dr. Giovanni Martinelli
Bologna University



Global Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC
- Active contractors in US, EU and Asia for drug production and distribution as well as for clinical trial management
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Northwestern University (NIH & BrainUp); Madame Curie Institute (Poland) and others in discussion

MOLECULIN